SA FUNDS – Investment Trust

SA Worldwide Moderate Growth Fund (the “Fund”)

Supplement dated June 1, 2023 to the
Prospectus dated October 28, 2022, as amended

This Supplement amends information in the SA Worldwide Moderate Growth Fund Prospectus of the SA Funds – Investment Trust, dated October 28, 2022, as amended. You may obtain a copy of the Prospectus free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

Effective June 1, 2023, Jonathan Scheid is no longer a portfolio manager of the SA Worldwide Moderate Growth Fund. Accordingly, as of June 1, 2023, all references to Mr. Scheid are hereby deleted.

Also effective June 1, 2023, Brian Haywood is added as a portfolio manager to the Fund.

Mr. Haywood, Investment Strategy Advisor of Buckingham Strategic Partners has been a Fund Manager of the Fund since June 1, 2023.

You should retain this Supplement for future reference.

SA Funds–Investment Trust

SEC file number: 811-09195